Net finance costs	12 Months Ended
Jun. 30, 2025
Text block 1 [Abstract]
Net finance costs
23 Net finance
costs

	2025	2024	2023
	US$M	US$M	US$M
Financial expenses
Interest expense using the effective interest rate method:
Interest on bank loans, overdrafts and all other borrowings	1,325	1,467	997
Interest capitalised at 5.97% (2024: 6.82%; 2023: 5.71%) 1	(595)	(530)	(271)
Interest on lease liabilities	169	181	130
Discounting on provisions and other liabilities	975	1,064	1,293
Other gains and losses:
Fair value change on hedged loans	263	(214)	(803)
Fair value change on hedging derivatives	(290)	188	691
Exchange variations on net debt	(94)	27	9
Other	18	15	14

Total financial expenses	1,771	2,198	2,060

Financial income
Interest income	(603)	(709)	(529)
Other	(57)	–	–

Total financial income	(660)	(709)	(529)

Net finance costs	1,111	1,489	1,531

1
Interest has been capitalised at the rate of interest applicable to the specific borrowings financing the assets under construction or, where financed through general borrowings, at a capitalisation rate representing the average interest rate on such borrowings. Tax relief for capitalised interest is approximately US$179 million (2024: US$159 million; 2023: US$81 million).

Recognition and measurement
Interest income is accrued using the effective interest rate method. Finance costs are expensed as incurred, except where they relate to the financing of construction or development of qualifying assets.